Exhibit 99.1

FOR IMMEDIATE RELEASE	Contact:
John A. Mannix, President or
John C. Popeo, CFO
(617) 332-3990
www.hrpreit.com

HRPT CLOSES PURCHASE OF DAMON ESTATE LANDS

Newton, MA (December 5, 2003):  HRPT Properties Trust (NYSE: HRP) today announced that it has acquired the Damon Estate commercial and industrial lands in Oahu, Hawaii for $480 million.

As previously announced, the Damon Estate commercial and industrial lands consist of 9,754,828 square feet of land primarily located between Honolulu International Airport and Honolulu Harbor, within a short distance (between 0.5 and 5 miles) from the Honolulu Central Business District.  Approximately 99% of the Damon lands are leased to 137 tenants (under 186 separate leases) who have developed various buildings and businesses on their leaseholds.

The purchase price and the square feet being acquired include one land parcel of approximately 130,000 square feet which is being redeveloped in a joint venture by the Damon Estate and which will be conveyed to HRPT when the development is completed, which is expected to be during the first half of 2004.

Because of their location, most of the Damon lands were originally developed for warehouse uses.  However, since their historical uses were first developed, many parcels have been redeveloped as shopping centers and other commercial uses.

The triple net rents payable by tenants of the Damon lands in 2004 is expected to be approximately $37.5 million/year, which amount includes about $2 million/year of non cash average rents which will be received in the future as a result of contractual rent increases and are reported as income under generally accepted accounting principles, or GAAP.  Under the lease terms, the tenants are generally responsible for all land operating costs and liabilities, including environmental liabilities.

The average remaining tenant lease term for the Damon lands is approximately 22.3 years.  No leases expire before 2009, when 9 leases for a total of approximately 400,000 square feet will expire.  Many of the Damon land leases provide that rents are periodically reset to market rates, usually every 5 to 10 years.

HRPT has acquired the Damon lands free and clear of  mortgage debts.  Some of the land tenants have borrowed money secured by their leasehold interests to develop their leaseholds or operate their businesses, but all of these tenant leasehold mortgages are subordinated to HRPT’s land ownership.

HRPT’s current business plan for the Damon lands is to work with existing tenants to offer extended lease terms in return for rental adjustments.  If acceptable arrangements are not agreed with existing tenants and as leases expire, HRPT then expects to offer the various parcels for lease, sale or redevelopment for their respective highest and best uses.

HRPT has funded this purchase using cash on hand and drawings under its unsecured revolving bank credit facility.  HRPT is currently considering various alternatives for re-financing outstanding amounts under its revolving bank credit facility on a long term basis.

HRPT Properties Trust is a real estate investment trust headquartered in Newton, Massachusetts, which primarily owns approximately 26 million square feet of office buildings located throughout the USA.

WARNING REGARDING FORWARD LOOKING STATEMENTS

THE FOREGOING PRESS RELEASE CONTAINS FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND THE FEDERAL SECURITIES LAWS.  THESE FORWARD LOOKING STATEMENTS ARE BASED UPON HRPT’S PRESENT BELIEFS AND EXPECTATIONS, BUT, FOR MANY DIFFERENT REASONS, THESE FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR.  FOR EXAMPLE:

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HRPT EXPECTS TO ACQUIRE BEFORE JUNE 30, 2004, APPROXIMATELY 130,000 SQUARE FEET WHICH IS BEING REDEVELOPED BY A JOINT VENTURE INCLUDING THE DAMON ESTATE.  THIS REDEVELOPMENT IS APPROXIMATELY TWO- THIRDS PRELEASED ON CERTAIN CONDITIONS AND IS EXPECTED TO BE 100% LEASED BY THE TIME IT IS ACQUIRED BY HRPT.  HOWEVER, THE REDEVELOPMENT ACTIVITY MAY BE DELAYED, THE PROPERTY MAY NOT BE COMPLETED PURSUANT TO THE LEASE TERMS, OR THERE MAY BE NO TENANT FOR THE REMAINING BUILDING SPACE ON ACCEPTABLE TERMS.  THE JOINT VENTURE AGREEMENT WITH THE DEVELOPER PARTNER MAY RESULT IN DISPUTES.

FOR THESE OR OTHER REASONS, HRPT MAY BE UNABLE TO ACQUIRE THIS 130,000 SQUARE FOOT PARCEL.

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HRPT EXPECTS TO RECOGNIZE APPROXIMATELY $37.5 MILLION OF RENT FROM THE DAMON ESTATE LANDS IN 2004.  THIS ESTIMATE IS BASED UPON EXISTING LEASE CONTRACTS AND EXPECTATIONS REGARDING RENT ADJUSTMENTS WHICH HRPT BELIEVES ARE REASONABLE, BUT THE EXPECTED RENT MAY NOT BE REALIZED. HISTORICALLY, THE DAMON LANDS HAVE EXPERIENCED A LOW RATE OF TENANT DEFAULTS.  HOWEVER, THE LAND TENANTS’ ABILITY TO PAY THEIR CONTRACTUAL RENTS IS GENERALLY DEPENDENT UPON THE SUCCESSES OF THEIR SEPARATE BUSINESSES.  HRPT WILL HAVE NO CONTROL OVER THE BUSINESS SUCCESSES OF THESE TENANTS AND CANNOT PROVIDE ANY ASSURANCE THAT SOME TENANTS WILL NOT DEFAULT.  FOR THESE REASONS, THE EXPECTED $37.5 MILLION FOR RENTS MAY NOT IN FACT BE RECOGNIZED OR COLLECTED.

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THE TRIPLE NET LEASE TERMS FOR THE DAMON ESTATE LANDS GENERALLY MAKE THE LAND TENANTS RESPONSIBLE FOR OPERATING COSTS AND LIABILITIES INCLUDING ENVIRONMENTAL LIABILITIES.  CONTRACTUAL LIABILITY DOES NOT PROVIDE ASSURANCE THAT TENANTS WILL ACT RESPONSIBLY OR WILL HAVE THE FINANCIAL CAPACITY TO MEET THEIR OBLIGATIONS.  FOR EXAMPLE, IF A TENANT FAILED TO PAY REAL ESTATE TAXES, HRPT MAY HAVE TO PAY THOSE TAXES TO AVOID A TAX LIEN OR TAX TAKING OF THE PROPERTY.  SIMILARLY, IF A LAND PARCEL WERE ENVIRONMENTALLY CONTAMINATED AND THE TENANT WAS UNWILLING OR UNABLE TO CLEAN THE SITE, HRPT MIGHT HAVE TO PAY CLEAN UP COSTS TO PRESERVE ITS LAND VALUES AND BECAUSE APPLICABLE LAWS MAY REQUIRE THE LAND OWNER TO PAY FOR CLEAN UP EVEN IF IT HAS NOT CAUSED THE CONTAMINATION.

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THE DAMON LANDS ARE APPROXIMATELY 99% LEASED.  BECAUSE OF THEIR CENTRAL LOCATION NEAR HONOLULU INTERNATIONAL AIRPORT, HONOLULU HARBOR AND THE HONOLULU CENTRAL BUSINESS DISTRICT, THESE LANDS HAVE HISTORICALLY ENJOYED HIGH OCCUPANCY.  HOWEVER, HRPT CAN PROVIDE NO ASSURANCE THAT THE

ACQUIRED LANDS WILL CONTINUE TO ENJOY HIGH OCCUPANCY.

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THE AVERAGE REMAINING TENANT LEASE TERM FOR THE DAMON LANDS IS ONLY 22.3 YEARS.  THESE RELATIVELY SHORT TERMS REMAINING FOR GROUND LEASES FOR DEVELOPED PROPERTIES IMPLY THAT THE RESIDUAL VALUES MAY BE INCREASING AS THE LEASE EXPIRATIONS APPROACH.  HOWEVER, THE TENANT BUILDINGS ON THEIR LEASEHOLDS MAY HAVE LITTLE OR NO RESIDUAL VALUE WHEN THE LEASES EXPIRE.  ALSO, HRPT MAY BE REQUIRED TO PAY DEMOLITION OR REMOVAL COSTS FOR TENANTS’ IMPROVEMENTS WHEN LEASES EXPIRE.  ACCORDINGLY, ALTHOUGH THE GROUND OWNERSHIP OF DEVELOPED PROPERTIES MAY ENCOURAGE TENANTS TO PAY GROUND RENT, IT WILL NOT ASSURE WINDFALL PROFITS WHEN LEASES EXPIRE.

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THE FACT THAT MANY DAMON LAND LEASES INCLUDE TERMS WHEREBY RENT IS PERIODICALLY ADJUSTED TO FAIR MARKET VALUES MAY IMPLY THAT RESET RENTS WILL BE GREATER THAN CURRENT RENTS.  HOWEVER, IT MAY HAPPEN THAT FUTURE FAIR MARKET VALUE RENTS WILL BE EQUAL TO, OR LESS THAN, CURRENT RENTS.  FAIR MARKET VALUE RENTS ARE SET BASED UPON MARKET CONDITIONS AT THE TIME OF THE DETERMINATIONS WHICH CANNOT BE KNOWN AT THIS TIME.

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HRPT INTENDS TO WORK WITH EXISTING LAND TENANTS TO OFFER EXTENDED LEASE TERMS IN RETURN FOR RENTAL ADJUSTMENTS.  EXISTING TENANTS MAY BE UNWILLING TO ENTER SUCH NEGOTIATIONS.  THESE NEGOTIATIONS MAY NOT RESULT IN AGREEMENTS.  HRPT CAN PROVIDE NO ASSURANCE THAT IT WILL BE ABLE TO INCREASE ITS RENTS DURING THE REMAINING TERMS OF THE CURRENT LEASES.

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AS LEASES EXPIRE IN THE FUTURE, HRPT INTENDS TO OFFER THE AFFECTED LANDS FOR LEASE, SALE OR DEVELOPMENT FOR THEIR HIGHEST AND BEST USES.  THE FACT THAT THESE LANDS WERE PRIMARILY DEVELOPED FOR WAREHOUSE USES AND SOME PARCELS ARE NOW DEVELOPED FOR SHOPPING CENTERS AND OTHER COMMERCIAL USES IMPLIES THAT AS LEASES EXPIRE THE VALUES OF THE LANDS OWNED BY HRPT

MAY INCREASE.  AS LEASES EXPIRE IN THE FUTURE, LAND VALUES WILL BE DETERMINED BY A NUMBER OF FACTORS, INCLUDING, BUT NOT LIMITED TO, LOCATIONS, THE USES OF SURROUNDING PROPERTIES, ZONING AND OTHER REGULATORY CONSTRAINTS.  SOME OF THESE FACTORS ARE BEYOND HRPT’S CONTROL.  THERE CAN BE NO ASSURANCE THAT THE IMPLIED INCREASED VALUES WILL BE REALIZED AS LEASES EXPIRE.

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HRPT IS CURRENTLY EXPLORING VARIOUS ALTERNATIVES FOR REPAYMENT OF OUTSTANDING AMOUNTS UNDER ITS REVOLVING BANK CREDIT FACILITY.  THIS CREDIT FACILITY MATURES IN 2006.  IF THIS CREDIT FACILITY IS REFINANCED AT COSTS WHICH EXCEED THE BANK FACILITY COSTS, HRPT’S NET YIELD ON ITS PURCHASE OF THE DAMON ESTATE LANDS WILL DECLINE.  HRPT EXPECTS THAT IT WILL REFINANCE ITS BANK CREDIT FACILITY ON REASONABLE TERMS, BUT IT HAS NO ARRANGEMENTS TO DO SO AND CAN PROVIDE NO ASSURANCE THAT IT WILL BE ABLE TO DO SO.

 FOR ALL OF THESE REASONS INVESTORS ARE CAUTIONED NOT TO PLACE UNDUE RELIANCE UPON THE FORWARD LOOKING STATEMENTS IN THIS PRESS RELEASE.

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